EXHIBIT 10.D.1
AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
     AMENDMENT dated as of January 19, 2007 to the Amended and Restated Credit Agreement dated as of July 31, 2006 (the “Credit Agreement”) among EL PASO CORPORATION, COLORADO INTERSTATE GAS COMPANY, EL PASO NATURAL GAS COMPANY, TENNESSEE GAS PIPELINE COMPANY, the several banks and other financial institutions from time to time parties thereto, and JPMORGAN CHASE BANK, N.A., as administrative agent and as collateral agent.
     The parties hereto agree as follows:
     SECTION 1 . Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.
     SECTION 2 . Amendment. The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is amended by adding the following new clause (x) immediately before the proviso thereto:
     plus (x) any charges taken during such period in connection with the payment, repayment, redemption, defeasance, early retirement or refinancing of any debt;
     SECTION 3 . Representations of Borrowers. The Borrowers represent and warrant that (i) the representations and warranties of the Borrowers set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date (as defined below) and (ii) no Default will have occurred and be continuing on such date.
     SECTION 4 . Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
     SECTION 5 . Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
     SECTION 6 . Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) when the Administrative Agent shall have received from each of the Borrowers and Lenders comprising the Majority Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

EL PASO CORPORATION
By:	/s/ John J. Hopper
	Name:	John J. Hopper
	Title:	Vice President and Treasurer

COLORADO INTERSTATE GAS COMPANY
By:	/s/ John J. Hopper
	Name:	John J. Hopper
	Title:	Vice President and Treasurer

EL PASO NATURAL GAS COMPANY
By:	/s/ John J. Hopper
	Name:	John J. Hopper
	Title:	Vice President and Treasurer

TENNESSEE GAS PIPELINE COMPANY
By:	/s/ John J. Hopper
	Name:	John J. Hopper
	Title:	Vice President and Treasurer

JPMORGAN CHASE BANK, N.A.,
as a Revolving Lender and Deposit Lender

By:
Name:
Title:

CITICORP NORTH AMERICA, INC.,
as a Revolving Lender and
Deposit Lender

By:
Name:
Title:

[Lender],
as a [Revolving Lender] [and]
[Deposit Lender]

By:
Name:
Title:

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